Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions

NOTE 4. ACQUISITIONS

In connection with the acquisitions described below, we recorded the assets acquired and liabilities assumed at fair value as of the acquisition date. Furthermore, acquisition-related costs, such as due diligence, legal and accounting fees, were expensed in the period incurred and were not capitalized or applied in determining the fair value of the acquired assets.

Acquisition of the Previously Managed Hotels and LQ Management L.L.C.

On April 14, 2014, we acquired BRE/Prime Mezz L.L.C. and BRE/Wellesley Properties L.L.C., which owned the Previously Managed Hotels, for a total purchase price of $161.7 million. Total net consideration paid was $150.8 million, which equals the total purchase price of $161.7 million less $10.9 million owed by the parent of BRE/Prime Mezz L.L.C. and BRE/Wellesley Properties L.L.C. to the La Quinta Predecessor Entities. The total net consideration was paid in the form of $76.9 million of cash and $73.9 million of equity in the form of common stock of Holdings. Of the total $161.7 million purchase price, significant assets acquired consist of $166.5 million of property and equipment and $1.4 million in intangible assets for favorable leasehold interests. Other significant long term liabilities acquired include unfavorable leasehold interests of $5.3 million. Additionally on April 14, 2014, we acquired 100% of the ownership interests of LQM for $0.8 million in cash.

The following unaudited pro forma results of operations reflect our results as if the acquisition of the Previously Managed Hotels had occurred on January 1, 2013. In our opinion, all significant adjustments necessary to reflect the effects of the acquisitions have been made (in thousands, except per share data):

For the year ended December 31, 2014
Total revenues	$988,858
Net loss attributable to La Quinta Holdings’ stockholders	(333,698)
Basic and diluted loss per share	(2.65)